UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

ULTRA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Yukon, Canada (State or other jurisdiction of incorporation)	001-33614 (Commission File Number 001-33614)	N/A (I.R.S. Employer Identification No.)

400 North Sam Houston Parkway East, Suite 1200

Houston, Texas 77060

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 876-0120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3.	Securities and Trading Markets
Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The common stock of Ultra Petroleum Corp. (the “Company”) is listed and traded on the New York Stock Exchange (“NYSE”). On March 15, 2016, the Company received a notice from the NYSE (“NYSE Notice”) that it was not in compliance with the NYSE’s continued listing standards set forth in Section 802.01C of the NYSE Listed Company Manual, which require the average closing price of the Company’s common stock to be at least $1.00 per share over a consecutive 30-trading-day period. As of March 11, 2016, the 30 trading-day average closing price of the Company’s common stock was $0.96 per share.

Upon receipt of the notice of non-compliance from the NYSE, the Company became subject to the procedures set forth in Section 802.01C of the NYSE Listed Company Manual. As required by the NYSE, the Company will respond, acknowledging the notification, within 10 days following receipt of the notice. Under NYSE rules, the Company has six months from receipt of the notice to regain compliance with the minimum share price rule. The Company expects its common stock will continue to be listed and traded on the NYSE during this period, subject to the Company’s continued compliance with the NYSE’s other continued listing standards.

The NYSE Notice does not affect the Company’s business operations or trigger any violation of its material debt or other obligations. The Company expects to continue to file periodic and certain other reports with the SEC as required by federal securities laws.

Section 7	Regulation FD
Item 7.01	Regulation FD Disclosure.

On March 18, 2016, the Company issued a press release announcing that it had received the NYSE Notice, as described above in Item 3.01. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information included in this Current Report on Form 8-K under Item 8.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Section 9.	Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	News Release dated March 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

March 18, 2016	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated March 18, 2016